UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2018

XPRESSPA GROUP, INC.

(formerly known as FORM Holdings Corp.)

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34785	20-4988129
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

780 Third Avenue, 12th Floor, New York, NY 10017

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (212) 309-7549

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.	Results of Operations and Financial Condition.

On January 5, 2018, XpresSpa Group, Inc. (formerly known as FORM Holdings Corp.) (the “Company”) issued a press release announcing an update to its business operations and that (i) the Company will be changing its name to “XpresSpa Group, Inc.” effective as of January 5, 2018 at 4:01 p.m., Eastern Time, and (ii) the Company’s common stock, par value $0.01 per share, which has previously been listed on The Nasdaq Capital Market under the trading symbol “FH,” will be listed under the trading symbol “XSPA” upon the opening of the trading market on Monday, January 8, 2018.

A copy of the press release is attached hereto as Exhibit 99.1.

The information, including Exhibit 99.1, in this Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Form 8-K shall not be incorporated by reference into any filing under the Securities Act of 1933, except as shall otherwise be expressly set forth by specific reference in such filing.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 5, 2018, the Company filed a certificate of amendment to its Amended and Restated Certificate of Incorporation (“Certificate of Amendment”) with the State of Delaware to change its name to “XpresSpa Group, Inc.,” effective as of January 5, 2018 at 4:01 p.m., Eastern Time. The Certificate of Amendment was approved by the Board of Directors of the Company. A copy of the Certificate of Amendment is attached hereto as Exhibit 3.1.

In connection with the filing of the Certificate of Amendment, effective January 5, 2018 at 4:01 p.m., Eastern Time, the Board of Directors of the Company approved and adopted the Company’s Third Amended and Restated Bylaws, which reflect the Company’s name change to XpresSpa Group, Inc. (the “Restated Bylaws”).  No other changes were made to the Restated Bylaws. A copy of the Restated Bylaws is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation of the Company, dated January 5, 2018.

3.2	Third Amended and Restated Bylaws of the Company, effective as of January 5, 2018.

99.1	Press release of the Company, dated January 5, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XpresSpa Group, Inc.

Date: January 5, 2018	By:	/s/ Andrew D. Perlman
		Name:	Andrew D. Perlman
		Title:	Chief Executive Officer